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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 24, 2003
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                Date of Report (Date of earliest event reported)



                                 PRESSTEK, INC.
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             (Exact name of Registrant as specified in its Charter)



          Delaware                   0-17541                     02-0415170
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(State or Other Jurisdiction of   (Commission                 (I.R.S. Employer
Incorporation or Organization)    File Number)               Identification No.)



                               55 Executive Drive
                        Hudson, New Hampshire 03051-4903
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                    (Address of Principal Executive Offices)



                                 (603) 595-7000
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               Registrant's telephone number, including area code



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following exhibits are furnished as part of this report, where indicated:

         (c)  Exhibits.


Exhibit No.    Description
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  99.1         Press release issued by Presstek, Inc., dated April 24, 2003.






ITEM 9.  REGULATION FD DISCLOSURE.

         The information contained in this Item 9 is being furnished pursuant to
Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

         The information contained herein, including the exhibits attached and incorporated herein by reference, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

         Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of Presstek, Inc., dated April 24, 2003, reporting Presstek, Inc.'s financial results for the fiscal quarter ended March 29, 2003.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PRESSTEK, INC.


Date:  April 24, 2003                  By: /s/ Edward J. Marino
                                           --------------------------------
                                           Edward J. Marino
                                           President and Chief Executive Officer
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                                  EXHIBIT INDEX



Exhibit No.     Description
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  99.1          Press release issued by Presstek, Inc., dated April 24, 2003.